                                                                    Exhibit 3.84

STATE OF NEW YORK   }
                      SS:
DEPARTMENT OF STATE }


I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

     WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON MAY 28, 2002

[SEAL]

                                               /s/ [ILLEGIBLE]
                                               SPECIAL DEPUTY SECRETARY OF STATE

DOS-1266 (7/00)

                                                                   F960715000069

                          CERTIFICATE OF INCORPORATION
                                       OF
                        SPRINGER WASTE MANAGEMENT, INC.

               Under Section 402 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

The name of the corporation is:    Springer Waste Management, Inc.

The purposes for which this corporation is formed are as follows:

     To engage is any lawful act or activity for which corporations may be organized and operate under the Business Corporation Law of New York. It is not formed to engage in any act or activities requiring consent or approval of another state agency, board or department.

     The aggregate number of shares which the corporation shall be authorized to issue is 200 shares non par value.

The office of the corporation is to be located in the County of Saratoga, State of New York.

The designated agent of the corporation upon whom the process against may be served is Ronald H. Sinzheimer, Esq., P.C. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is:

     Ronald H. Sinzheimer, Esq.
     Office and P.O. Address
     23 Elk Street
     Albany, New York 12207

The undersigned incorporator is over the age of eighteen years.

     IN WITNESS WHEREOF, this certificate has been subscribed on July 9, 1996, by the undersigned who affirms that statements made herein are true under the penalties of perjury.

                                   Springer Waste Management, Inc.

                                   By: /s/ Ronald H. Sinzheimer
                                       -------------------------------
                                        Ronald H. Sinzheimer Esq.

                                        RONALD H. SINZHEIMER ESQ.P.C.
                                        23 ELK STREET
                                        ALBANY, NY 12207

                                                                   F960715000069

                          CERTIFICATE OF INCORPORATION
                                       OF
                        SPRINGER WASTE MANAGEMENT, INC.

               Under Section 402 of the Business Corporation Law


================================================================================
                          CERTIFICATE OF INCORPORATION
================================================================================

[STAMP]
STATE OF NEW YORK
DEPARTMENT OF STATE
[ILLEGIBLE]

                                      Filed by:

                                      RONALD H. SINZHEIMER, ESQ. P.C.
                                      Office and P.O. Address
                                      23 Elk Street
                                      Albany, NY 12207

                                      (518) 434-4439

STATE OF NEW YORK   }
                       SS:
DEPARTMENT OF STATE }


I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

     WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON MAY 28, 2002

[SEAL]

                                                      /s/ [ILLEGIBLE]
                                               SPECIAL DEPUTY SECRETARY OF STATE

DOS-1266 (7/00)

M 385 - Certificate of Amendment of Certificate of Incorporation
Business Corporation Law Section 805:12-85
                                                     COPYRIGHT 1972
                                                     BY JULIUS BLUMBERG, INC,
                                                     LAW BLANK PUBLISHERS

                                                                   F960731000104

        CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF
                        SPRINGER WASTE MANAGEMENT, INC.
               UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

IT IS HEREBY CERTIFIED THAT:

     (1)  THE NAME OF THE CORPORATION IS SPRINGER WASTE MANAGEMENT, INC.

     (2) THE CERTIFICATE OF INCORPORATION WAS FILED BY THE DEPARTMENT OF STATE ON THE 15TH DAY OF JULY 1996.

     (3) THE CERTIFICATE OF INCORPORATION OF THIS CORPORATION IS HEREBY AMENDED TO EFFECT THE FOLLOWING CHANGE*

     The name of the corporation shall be changed to NEW ENGLAND WASTE SERVICES OF N.Y., INC. Paragraph 1 of the certificate of incorporation is amended to read as follows: 1. The name of the corporation is New England Waste Services of N.Y., Inc.


*Set forth the subject matter of each provision of the certificate of incorporation which is to be amended or eliminated and the full text of the provision(s), if any, which are to be substituted or added. If an amendment provides for a change of issued shares, the number and kind of shares changed, the number and kind of shares resulting from such change and the terms of change. If an amendment makes two or more such changes, a like statement shall be included in respect to each change.

     There are no officers, directors or shareholders.

(4)  THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION WAS AUTHORIZED:

* STRIKE OUT WHERE INAPPLICABLE

                                                                   F960731000104

IN WITNESS WHEREOF, THIS CERTIFICATE HAS BEEN SUBSCRIBED THIS 30 DAY OF
JULY 1996 BY THE UNDERSIGNED WHO AFFIRM(S) THAT THE STATEMENTS MADE HEREIN ARE TRUE UNDER THE PENALTIES OF PERJURY.

     TYPE NAME           CAPACITY IN WHICH SIGNED          SIGNATURE
     ---------           ------------------------          ---------
Ronald H. Sinzheimer     Attorney / Incorporator      /s/ Ronald H. Sinzheimer


================================================================================

[STAMP]

         CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF

                        SPRINGER WASTE MANAGEMENT, INC.

               UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

================================================================================

                                      FILED BY: Ronald H. Sinzheimer, Esq., P.C.

                                      ADDRESS:  23 Elk Street
                                                Albany, New York 12207
                                                (518) 434-4439


[STAMP]

                                                         STATE OF NEW YORK
                                                        DEPARTMENT OF STATE
                                                       FILED JUL 31 1996
                                                       TAX $
                                                            ----------------
                                                       BY: /s/ [ILLEGIBLE]
                                                            ----------------
                                                                SARATOGA
                                                                    960731000105

STATE OF NEW YORK   }
                       SS:
DEPARTMENT OF STATE }


I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

     WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON MAY 28, 2002

[SEAL]

                                                      /s/ [ILLEGIBLE]
                                               SPECIAL DEPUTY SECRETARY OF STATE

DOS-1266 (7/00)

                                                                   F010221000469

                CT-07
                              CERTIFICATE OF CHANGE
                                       OF
                    New England Waste Services of N.Y., Inc.

               UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

     1. The name of the corporation is New England Waste Services of N.Y., Inc. It was incorporated under the name Springer Waste Management, Inc.

     2. The Certificate of Incorporation of said corporation was filed by the Department of State on the July 15, 1996.

     3. The following was authorized by the Board of Directors:

     To change the post office address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served on him from Tom West c/o Leboeuf, Lamb, Greene & Macrae LLP, 99 Washington Ave., Suite 2020, Albany, NY 12210 to c/o C T Corporation System, 111 Eighth Avenue, New York, N.Y. 10011.

     To designate C T CORPORATION SYSTEM, 111 Eighth Avenue, New York, N.Y. 10011 as its registered agent in New York upon whom all process against the corporation may be served.

                                                /s/ Jerry S. Cifor
                                      ------------------------------------------
                                      Jerry S. Cifor, Vice President & Treasurer

NY006-6/14/00 CT SYSTEM ONLINE

                                                                   F010221000469
                                                                           CT-07

                              CERTIFICATE OF CHANGE

                                       OF

                    NEW ENGLAND WASTE SERVICES OF N.Y. INC.

               UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW


                                                            [ILLEGIBLE]
                                                         STATE OF NEW YORK
                                                        DEPARTMENT OF STATE
                                                       FILED FEB 21 2001
                                                       TAX $______________
                                                       BY: /s/ [ILLEGIBLE]
                                                            ----------------
                                                                  SARA

                          CASELLA WASTE SYSTEMS, INC.
                              25 GREENS HILL LANE
                                  P.O. BOX 866
                               RUTLAND, VT 05701

                                                                    010221000498

                                        2